UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2006

Arena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-31161

23-2908305

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6166 Nancy Ridge Drive, San Diego, California 92121

(Address of principal executive offices)   (Zip Code)

858.453.7200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 18, 2006, Arena Pharmaceuticals, Inc. (the “Company”) announced the initiation of a Phase 2 clinical trial of MK-0354, an orally administered drug candidate discovered by the Company and under development by Merck & Co., Inc. for the treatment of atherosclerosis and related disorders. The Phase 2 clinical trial triggers a $4 million milestone payment to the Company under its research collaboration and license agreement with Merck for compounds targeting a G protein-coupled receptor, or GPCR, that have the potential to regulate plasma lipid profiles, including HDL, or the “good” cholesterol, similar to the therapeutic action of niacin.

The Phase 2 clinical trial is a randomized, double-blind, placebo-controlled study that will further evaluate safety, tolerability and pharmacokinetics, as well as potential efficacy, of MK-0354 in patients with dyslipidemia.

The Phase 1 clinical trial program of MK-0354 included two randomized, double-blind, placebo-controlled studies evaluating the safety, tolerability and pharmacokinetics of MK-0354 in healthy volunteers. In both studies MK-0354 was generally well-tolerated at all doses studied.

Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the expected results and continued advancement of MK-0354, the tolerability, side effects and efficacy of MK-0354 and other statements about the Company’s strategy, technologies, preclinical and internal and partnered clinical programs, and ability to develop compounds and commercialize drugs. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the FDA may not allow the Company’s planned clinical trials to proceed at the time the Company expects or at all, the results of preclinical studies or clinical trials may not be predictive of future results, the Company’s ability to partner lorcaserin hydrochloride, APD125 or other of its compounds or programs, the timing, success and cost of the Company’s research, out-licensing endeavors and clinical trials, the Company’s ability to obtain additional financing, the Company’s ability to obtain and defend its patents, and the timing and receipt of payments and fees, if any, from the Company’s collaborators. Additional factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements represent the Company’s judgment as of the time of the filing of this Form 8-K. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006	Arena Pharmaceuticals, Inc.,
a Delaware corporation

	By:	/s/ Steven W. Spector
Steven W. Spector
Senior Vice President, General Counsel and
Secretary